Asset Management Fund

(The “Trust”)

AMF Large Cap Equity Fund

SUPPLEMENT Dated October 31, 2014

TO Prospectus dated march 1, 2014

IMPORTANT NOTICE

Effective November 1, 2014, on Page 16, the column listing the Trustees and Officers of the Trust is deleted in its entirety and replaced with the following:

Trustees and Officers
Rodger D. Shay, Jr.	David F. Holland
Trustee and Chairman	Trustee

Gerald J. Levy	William A. McKenna, Jr.
Lead Independent Trustee and Vice Chairman	Trustee

Dana A. Gentile	Trent M. Statczar
Trustee and President	Treasurer

Rodney L. Ruehle	C. David Bunstine
Chief Compliance Officer	Secretary

Lori K. Cramer
Assistant Secretary

This supplement SHOULD be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
1000 Brickell Avenue
Miami, Florida 33131